[LOGO - AMERICAN FUNDS (SM)]

AMERICAN FUNDS DISTRIBUTORS, INC.
333 South Hope Street
Los Angeles, California 90071
Telephone 800/421-9900, ext. 4

Form of selling group agreement

Ladies and Gentlemen:

We have entered into a principal underwriting agreement with each Fund in The American Funds Group (Funds) under which we are appointed exclusive agent for the sale of shares. As such agent we offer to sell to you as a member of a Selling Group, shares of the Funds as are qualified for sale in your state, on the terms set forth below. We are acting as an underwriter within the meaning of the applicable rules of the National Association of Securities Dealers, Inc.
(NASD). In addition, we are the distributor of CollegeAmerica (Program), a college savings program as described in Section 529 of the Internal Revenue Code.

1. AUTHORIZATION TO SELL

You are to offer and sell shares only at the regular public price currently determined by the respective Funds in the manner described in their offering Prospectuses. This Agreement on your part runs to us and to the respective Funds and is for the benefit of and enforceable by each. The offering Prospectuses and this Agreement set forth the terms applicable to members of the Selling Group and all other representations or documents are subordinate. You understand that Class 529 shares of the Funds are available only as underlying investments through the Program.

2. COMPENSATION ON SALES OF CLASS A SHARES AND CLASS 529-A SHARES

A. On sales of Class A shares and Class 529-A shares of Funds listed in Category 1 on the attached Schedule A that are accepted by us and for which you are responsible, you will be paid dealer concessions as follows:

Purchases                                 CONCESSION AS           SALES CHARGE
                                          PERCENTAGE OF           AS PERCENTAGE
                                          OFFERING PRICE          OF OFFERING PRICE

Less than $25,000                         5.00%                   5.75%

$25,000 but less than $50,000             4.25%                   5.00%

$50,000 but less than $100,000            3.75%                   4.50%

$100,000 but less than $250,000           2.75%                   3.50%

$250,000 but less than $500,000           2.00%                   2.50%

$500,000 but less than $750,000           1.60%                   2.00%

$750,000 but less than $1,000,000         1.20%                   1.50%

$1,000,000 or more                        See below               None


B. On sales of Class A shares and Class 529-A shares of Funds listed in Category 2 on the attached Schedule A that are accepted by us and for which you are responsible, you will be paid the same dealer concessions indicated above except as follows:

PURCHASES                                 CONCESSION AS      SALES CHARGE
                                          PERCENTAGE OF      AS PERCENTAGE
                                          OFFERING PRICE     OF OFFERING PRICE

Less than $100,000                        3.00%              3.75%


C. If you initiate and are responsible for sales of Class A shares and Class 529-A shares, a) amounting to $1 million or more,
b) made to employer-sponsored defined contribution-type retirement plans that qualify to invest at net asset value under the terms of the Fund Prospectuses, or c) made at net asset value to endowments and foundations with assets of $50 million or more, you will be paid a dealer concession of 1.00% on sales to $4 million, plus 0.50% on amounts over $4 million up to $10 million, plus 0.25% on amounts over $10 million. No dealer concessions are paid on any other sales of shares at net asset value, except that concessions may be paid to dealers on their sales of fund shares to accounts managed by affiliates of The Capital Group Companies, Inc. as set forth in this Agreement. Sales of shares of Washington Mutual Investors Fund below $1 million made in connection with certain accounts established before September 1, 1969 are subject to reduced concessions and sales charges as described in the Washington Mutual Investors Fund Prospectus. With respect to sales of shares of any tax-exempt fund, the concession schedule for sales of shares to endowments and foundations or retirement plans of organizations with assets of $50 million or more is inapplicable. The schedules of sales charges above apply to single purchases, concurrent purchases of two or more of the Funds (except those listed in Category 3 on the attached Schedule A), and purchases made under a statement of intention and pursuant to the right of accumulation, both of which are described in the Prospectuses.

D. On sales of Class A shares and Class 529-A shares of Funds listed in Category 3 on the attached Schedule A, no dealer concessions will be paid.

3. COMPENSATION ON SALES OF CLASS B SHARES AND CLASS 529-B SHARES

A. On sales of Class B shares and Class 529-B shares of Funds listed in Category 1 and Category 2 on the attached
Schedule A that are accepted by us and for which you are responsible, you will be paid:

- a dealer concession of 3.75% of the amount invested, plus
- an immediate service fee of 0.25% of the amount invested.

B. On sales of Class B shares and Class 529-B shares of Funds listed in Category 3 on the attached Schedule A, no dealer concessions will be paid.

4. ONGOING SERVICE FEES FOR CLASS A, CLASS 529-A, CLASS B AND CLASS 529-B
SHARES

We are also authorized to pay you continuing service fees each quarter with respect to the Class A, Class 529-A, Class B and Class 529-B shares of all the Funds to promote selling efforts and to compensate you for providing certain services to your clients, subject to your compliance with the following terms, which may be revised by us from time to time. Your eligibility to continue receiving this compensation will be evaluated periodically, and your failure to comply with the terms below may result in our discontinuing service fee payments to you. Initial qualification does not assure continued participation, and this service fee program may be amended or terminated by us at any time as indicated below.

A. You agree to cooperate as requested with programs that we provide to enhance shareholder service. You also agree to assume an active role in providing shareholder services such as processing purchase and redemption transactions, establishing shareholder accounts, and providing certain information and assistance with respect to the Funds. Redemption levels of shareholder accounts assigned to you will be considered in evaluating your continued participation in this service fee program.

B. You agree to support our marketing efforts by granting reasonable requests for visits to your offices by our wholesalers and, to the extent applicable, by including all Funds covered by this Agreement on your "approved" list.

C. You agree to assign an individual to each shareholder account on your books and to reassign the account should that individual no longer be assigned to the account. You agree to instruct each such individual to regularly contact shareholders having accounts so assigned.

D. You agree to pass through either directly or indirectly to the individual(s) assigned to such accounts a share of the service fees paid to you pursuant to this Agreement. You recognize that the service fee is intended to compensate the individual for providing, and encourage the individual to continue to provide, service to the account holder.

E. You acknowledge that (i) all service fee payments are subject to the limitations contained in each Fund's Plan of Distribution and may be varied or discontinued at any time, (ii) in order to receive a service fee for a particular quarter, the fee must amount to at least $100, and (iii) no service fees will be paid on shares purchased under the net asset value purchase privilege as described in the Funds' statements of additional information.

F. On Class A, Class 529-A, Class B and Class 529-B shares of Funds listed in Category 1 and Category 2 on the attached Schedule A, we will pay you a quarterly service fee at the following annual rates, based on the average daily net asset value of Class A, Class 529-A, Class B and Class 529-B shares, respectively, that have been invested for 12 months and are held in an account assigned to you at the end of the quarter for which payment is made:

 ANNUAL SERVICE FEE RATE
Shares with a first anniversary of purchase before 7-1-88*     0.15%
Shares with a first anniversary of purchase on or after 7-1-88    0.25%
Shares of state-specific tax-exempt funds                        0.25%

G. On Class A, Class 529-A, Class B and Class 529-B shares of Funds listed in Category 3 on the attached Schedule A, we will pay you a quarterly service fee at the following annual rates, based on the average daily net asset value of Class A, Class 529-A, Class B and Class 529-B shares, respectively, that have been invested for 12 months and are held in an account assigned to you at the end of the quarter for which payment is made:

 ANNUAL SERVICE FEE RATE
All Shares 0.15%

5. COMPENSATION ON SALES OF CLASS C SHARES AND CLASS 529-C SHARES

A. On sales of Class C shares and Class 529-C shares of Funds listed in Category 1 and Category 2 on the attached
Schedule A that are accepted by us and for which you are responsible, we will pay you:

- a dealer concession of 0.75% of the amount invested, plus
- an immediate service fee of 0.25% of the amount invested.

B. In addition, we will pay you ongoing compensation on a quarterly basis at the annual rate of 1.00% of the average daily net asset value of Class C shares and Class 529-C shares of Funds listed in Category 1, Category 2 and Category 3 on the attached Schedule A that have been invested for 12 months and are held in an account assigned to you at the end of the quarter for which payment is made. The payment of this ongoing compensation is subject to the limitations contained in each Fund's Plan of Distribution and may be varied or discontinued at any time.

6. COMPENSATION ON SALES OF CLASS 529-E SHARES

We will pay you ongoing compensation on a quarterly basis at the annual rate of 0.50% of the average daily net asset value of Class 529-E shares of Funds listed in Category 1, Category 2 and Category 3 on the attached Schedule A that are held in an account assigned to you at the end of the quarter for which payment is made. The payment of this ongoing compensation is subject to the limitations contained in each Fund's Plan of Distribution and may be varied or discontinued at any time.

7. RETIREMENT PLAN SHARE CLASSES (R SHARES) AND ACCOUNT OPTIONS (FOR RETIREMENT PLANS ONLY)

A. We will pay you ongoing compensation on a quarterly basis, at the applicable annual rate set forth below, of the average daily net asset value of R shares of Funds listed in Category 1, Category 2 and Category 3 on the attached Schedule A that are held in a retirement plan (Plan) account assigned to you at the end of the quarter for which payment is made. The payment of this ongoing compensation is subject to the limitations contained in each Fund's Plan of Distribution and may be varied or discontinued at any time. We expect that you will maintain one account for each of your Plan customers on the books of the Funds.

R SHARE CLASS                          ANNUAL COMPENSATION RATE

Class R-1                              1.00%

Class R-2                              0.75%

Class R-3                              0.50%

Class R-4                              0.25%

Class R-5                              No compensation paid




B. IF YOU HOLD PLAN ACCOUNTS IN AN OMNIBUS ACCOUNT (I.E., MULTIPLE PLANS IN ONE ACCOUNT ON THE BOOKS OF THE FUNDS), PLANS THAT ARE ADDED TO THE OMNIBUS ACCOUNT AFTER MAY 15, 2002 MAY INVEST ONLY IN R SHARES, AND YOU MUST EXECUTE AN OMNIBUS ADDENDUM TO THE SELLING GROUP AGREEMENT, WHICH YOU CAN OBTAIN BY CALLING OUR DEALER SUPPORT DEPARTMENT, EXTENSION 34222.

8. ORDER PROCESSING
ANY ORDER BY YOU FOR THE PURCHASE OF SHARES OF THE RESPECTIVE FUNDS THROUGH US SHALL BE ACCEPTED AT THE TIME WHEN IT IS RECEIVED BY US (OR ANY CLEARINGHOUSE AGENCY THAT WE MAY DESIGNATE FROM TIME TO TIME), AND AT THE OFFERING AND SALE PRICE NEXT DETERMINED, UNLESS REJECTED BY US OR THE RESPECTIVE FUNDS. IN ADDITION TO THE RIGHT TO REJECT ANY ORDER, THE FUNDS HAVE RESERVED THE RIGHT TO WITHHOLD SHARES FROM SALE TEMPORARILY OR PERMANENTLY. WE WILL NOT ACCEPT ANY ORDER FROM YOU THAT IS PLACED ON A CONDITIONAL BASIS OR SUBJECT TO ANY DELAY OR CONTINGENCY PRIOR TO EXECUTION. THE PROCEDURE RELATING TO THE HANDLING OF ORDERS SHALL BE SUBJECT TO INSTRUCTIONS THAT WE SHALL FORWARD FROM TIME TO TIME TO ALL MEMBERS OF THE SELLING GROUP. THE SHARES PURCHASED WILL BE ISSUED
BY THE RESPECTIVE FUNDS ONLY AGAINST RECEIPT OF THE PURCHASE PRICE, IN COLLECTED NEW YORK OR LOS ANGELES CLEARING HOUSE FUNDS SUBJECT TO DEDUCTION OF ALL CONCESSIONS ON SUCH SALE (REALLOWANCE OF ANY CONCESSIONS TO WHICH YOU ARE ENTITLED ON PURCHASES AT NET ASSET VALUE WILL BE PAID THROUGH OUR DIRECT PURCHASE CONCESSION SYSTEM). IF PAYMENT FOR THE SHARES PURCHASED IS NOT RECEIVED WITHIN THREE DAYS AFTER THE DATE OF CONFIRMATION THE SALE MAY BE CANCELLED FORTHWITH, BY US OR BY THE RESPECTIVE FUNDS, WITHOUT ANY RESPONSIBILITY OR LIABILITY ON OUR PART OR ON THE PART OF THE FUNDS, AND WE AND/OR THE RESPECTIVE FUNDS MAY HOLD YOU RESPONSIBLE FOR ANY LOSS, EXPENSE, LIABILITY OR DAMAGE, INCLUDING LOSS OF PROFIT SUFFERED BY US AND/OR THE RESPECTIVE FUNDS RESULTING FROM YOUR DELAY OR FAILURE TO MAKE PAYMENT AS AFORESAID.

9. TIMELINESS OF SUBMITTING ORDERS

YOU ARE OBLIGED TO DATE AND INDICATE THE TIME OF RECEIPT OF ALL ORDERS YOU RECEIVE FROM YOUR CUSTOMERS AND TO TRANSMIT PROMPTLY
ALL ORDERS TO US IN TIME TO PROVIDE FOR PROCESSING AT THE PRICE NEXT DETERMINED AFTER RECEIPT BY YOU, IN ACCORDANCE WITH THE PROSPECTUSES. YOU ARE NOT TO WITHHOLD PLACING WITH US ORDERS RECEIVED FROM ANY CUSTOMERS FOR THE PURCHASE OF SHARES. YOU SHALL NOT PURCHASE SHARES THROUGH US EXCEPT FOR THE PURPOSE OF COVERING PURCHASE ORDERS ALREADY RECEIVED BY YOU, OR FOR YOUR BONA FIDE INVESTMENT.

10. REPURCHASE OF SHARES

IF ANY SHARE IS REPURCHASED BY ANY OF THE FUNDS OR IS TENDERED THERETO FOR REDEMPTION WITHIN SEVEN BUSINESS DAYS AFTER CONFIRMATION BY US OF THE ORIGINAL PURCHASE ORDER FROM YOU FOR SUCH SECURITY, YOU SHALL FORTHWITH REFUND TO US THE FULL CONCESSIONS PAID TO YOU ON THE ORIGINAL SALE.

11. PROCESSING REDEMPTION REQUESTS

YOU SHALL NOT PURCHASE ANY SHARE OF ANY OF THE FUNDS FROM A RECORD HOLDER AT A PRICE LOWER THAN THE NET ASSET VALUE NEXT DETERMINED BY OR FOR THE FUNDS' SHARES. YOU SHALL, HOWEVER, BE PERMITTED TO SELL ANY SHARES FOR THE ACCOUNT OF A SHAREHOLDER
OF THE FUNDS AT THE NET ASSET VALUE CURRENTLY QUOTED BY OR FOR THE FUNDS' SHARES, AND MAY CHARGE A FAIR SERVICE FEE FOR HANDLING THE TRANSACTION PROVIDED YOU DISCLOSE THE FEE TO THE RECORD OWNER.

12. PROSPECTUSES AND MARKETING MATERIALS

WE SHALL FURNISH YOU WITHOUT CHARGE REASONABLE QUANTITIES OF OFFERING PROSPECTUSES (INCLUDING ANY SUPPLEMENTS CURRENTLY IN EFFECT), CURRENT SHAREHOLDER REPORTS OF THE FUNDS, AND SALES MATERIALS ISSUED BY US FROM TIME TO TIME. IN THE PURCHASE OF SHARES THROUGH US, YOU ARE ENTITLED TO RELY ONLY ON THE INFORMATION CONTAINED IN THE OFFERING PROSPECTUS(ES). YOU MAY NOT PUBLISH ANY ADVERTISEMENT OR DISTRIBUTE SALES LITERATURE OR OTHER WRITTEN MATERIAL TO THE PUBLIC THAT MAKES REFERENCE TO US OR ANY OF THE FUNDS (EXCEPT MATERIAL THAT WE FURNISHED TO YOU) WITHOUT OUR PRIOR WRITTEN APPROVAL.

13. EFFECT OF PROSPECTUS

THIS AGREEMENT IS IN ALL RESPECTS SUBJECT TO STATEMENTS REGARDING THE SALE AND REPURCHASE OR REDEMPTION OF SHARES MADE IN OFFERING PROSPECTUSES OF THE FUNDS, AND TO THE APPLICABLE RULES OF THE NASD, WHICH SHALL CONTROL AND OVERRIDE ANY PROVISION
TO THE CONTRARY IN THIS AGREEMENT.

14. RELATIONSHIP OF PARTIES

YOU SHALL MAKE AVAILABLE SHARES OF THE FUNDS ONLY THROUGH US. IN NO TRANSACTION (WHETHER OF PURCHASE OR SALE) SHALL YOU HAVE ANY AUTHORITY TO ACT AS AGENT FOR, PARTNER OF, OR PARTICIPANT IN A JOINT VENTURE WITH US OR WITH THE FUNDS OR ANY OTHER ENTITY HAVING EITHER A SELLING GROUP AGREEMENT OR OTHER AGREEMENT WITH US.

15. STATE SECURITIES QUALIFICATION

WE ACT SOLELY AS AGENT FOR THE FUNDS AND ARE NOT RESPONSIBLE FOR QUALIFYING THE FUNDS OR THEIR SHARES FOR SALE IN ANY JURISDICTION. UPON WRITTEN REQUEST WE WILL PROVIDE YOU WITH A LIST OF THE JURISDICTIONS IN WHICH THE FUNDS OR THEIR SHARES ARE QUALIFIED FOR SALE.
WE ALSO ARE NOT RESPONSIBLE FOR THE ISSUANCE, FORM, VALIDITY, ENFORCEABILITY OR VALUE OF FUND SHARES.

16. REPRESENTATIONS

A. YOU REPRESENT THAT (A) YOU ARE A PROPERLY REGISTERED OR LICENSED BROKER OR DEALER UNDER APPLICABLE FEDERAL AND STATE SECURITIES LAWS AND REGULATIONS AND ARE COMPLYING WITH AND WILL CONTINUE TO COMPLY WITH ALL APPLICABLE FEDERAL AND STATE LAWS, RULES AND REGULATIONS, (B) YOU ARE A MEMBER OF THE NASD, (C) YOUR MEMBERSHIP WITH THE NASD IS NOT CURRENTLY SUSPENDED OR TERMINATED AND (D) TO THE EXTENT YOU OFFER ANY CLASS 529 SHARES, YOU ARE PROPERLY REGISTERED TO OFFER SUCH SHARES. YOU AGREE
TO NOTIFY US IMMEDIATELY IF ANY OF THE FOREGOING REPRESENTATIONS IS NO LONGER TRUE TO A MATERIAL EXTENT.

B. WE REPRESENT THAT (A) WE ARE ACTING AS AN UNDERWRITER WITHIN THE MEANING OF THE APPLICABLE RULES OF THE NASD AND ARE COMPLYING WITH AND WILL CONTINUE TO COMPLY WITH ALL APPLICABLE FEDERAL AND STATE LAWS, RULES AND REGULATIONS, (B) WE ARE A MEMBER OF THE NASD AND (C) OUR MEMBERSHIP WITH THE NASD IS NOT
CURRENTLY SUSPENDED OR TERMINATED.   WE AGREE TO NOTIFY YOU IMMEDIATELY IF ANY
OF THE FOREGOING REPRESENTATIONS IS NO LONGER TRUE TO A MATERIAL EXTENT.

17. CONFIDENTIALITY

EACH PARTY TO THIS AGREEMENT AGREES TO MAINTAIN ALL INFORMATION RECEIVED FROM THE OTHER PARTY PURSUANT TO THIS AGREEMENT IN CONFIDENCE, AND EACH PARTY AGREES NOT TO USE ANY SUCH INFORMATION FOR ANY PURPOSE, OR DISCLOSE ANY SUCH INFORMATION TO ANY PERSON, EXCEPT AS PERMITTED BY APPLICABLE LAWS, RULES AND REGULATIONS. THIS PROVISION SHALL SURVIVE THE TERMINATION OF THIS AGREEMENT.

18. TERMINATION

EITHER OF US MAY CANCEL THIS AGREEMENT AT ANY TIME BY WRITTEN NOTICE TO THE
OTHER.

19. NOTICES

ALL COMMUNICATIONS TO US SHOULD BE SENT TO THE ABOVE ADDRESS. ANY NOTICE TO YOU SHALL BE DULY GIVEN IF MAILED OR SENT BY OVERNIGHT COURIER TO YOU AT THE ADDRESS SPECIFIED BY YOU BELOW.

                 *          *          *          *          *

EXECUTE THIS AGREEMENT IN DUPLICATE AND RETURN ONE OF THE DUPLICATE ORIGINALS TO US FOR OUR FILE. THIS AGREEMENT (I) MAY BE AMENDED BY NOTIFICATION FROM US AND ORDERS RECEIVED FOLLOWING SUCH NOTIFICATION SHALL BE DEEMED TO BE AN ACCEPTANCE OF ANY SUCH AMENDMENT AND (II) SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

VERY TRULY YOURS,

AMERICAN FUNDS DISTRIBUTORS, INC.
 BY
 KEVIN G. CLIFFORD
 PRESIDENT
 ACCEPTED
 FIRM
 BY
PRINT NAME  ____________________________________
TITLE __________________________________________
 ADDRESS:
 DATE:


SCHEDULE A
MAY 15, 2002
(SUPERSEDES SCHEDULE A DATED JANUARY 1, 2002)

                                                A          B        C          529-A      529-B      529-C       529-E

CATEGORY 1

AMCAP FUND                                      -          -        -          -          -          -           -

AMERICAN BALANCED FUND                          -          -        -          -          -          -           -

AMERICAN MUTUAL FUND                            -          -        -          -          -          -           -

CAPITAL INCOME BUILDER                          -          -        -          -          -          -           -

CAPITAL WORLD GROWTH                            -          -        -          -          -          -           -
AND INCOME FUND

EUROPACIFIC GROWTH FUND                         -          -        -          -          -          -           -

FUNDAMENTAL INVESTORS                           -          -        -          -          -          -           -

GROWTH FUND OF AMERICA                          -          -        -          -          -          -           -

INCOME FUND OF AMERICA                          -          -        -          -          -          -           -

INVESTMENT COMPANY OF AMERICA                   -          -        -          -          -          -           -

NEW ECONOMY FUND                                -          -        -          -          -          -           -

NEW PERSPECTIVE FUND                            -          -        -          -          -          -           -

NEW WORLD FUND                                  -          -        -          -          -          -           -

SMALLCAP WORLD FUND                             -          -        -          -          -          -           -

WASHINGTON MUTUAL INVESTORS FUND                -          -        -          -          -          -           -



CATEGORY 2

AMERICAN HIGH-INCOME TRUST                      -          -        -          -          -          -           -

AMERICAN HIGH-INCOME MUNICIPAL                  -          -        -          NA         NA         NA          NA
BOND FUND

BOND FUND OF AMERICA                            -          -        -          -          -          -           -

CAPITAL WORLD BOND FUND                         -          -        -          -          -          -           -

INTERMEDIATE BOND FUND OF AMERICA               -          -        -          -          -          -           -

LIMITED TERM TAX-EXEMPT                         -          -        -          NA         NA         NA          NA
BOND FUND OF AMERICA

TAX-EXEMPT BOND FUND OF AMERICA                 -          -        -          NA         NA         NA          NA

TAX-EXEMPT FUND OF CALIFORNIA                   -          -        -          NA         NA         NA          NA

TAX-EXEMPT FUND OF MARYLAND                     -          -        -          NA         NA         NA          NA

TAX-EXEMPT FUND OF VIRGINIA                     -          -        -          NA         NA         NA          NA

U.S. GOVERNMENT SECURITIES FUND                 -          -        -          -          -          -           -



CATEGORY 3

CASH MANAGEMENT TRUST OF AMERICA                -          X        X          -          X          X           -

TAX-EXEMPT MONEY FUND OF AMERICA                -          NA       NA         NA         NA         NA          NA

U.S. TREASURY MONEY FUND OF AMERICA             -          NA       NA         NA         NA         NA          NA



                                                R-1        R-2      R-3        R-4        R-5

CATEGORY 1

AMCAP FUND                                      -          -        -          -          -

AMERICAN BALANCED FUND                          -          -        -          -          -

AMERICAN MUTUAL FUND                            -          -        -          -          -

CAPITAL INCOME BUILDER                          -          -        -          -          -

CAPITAL WORLD GROWTH                            -          -        -          -          -
AND INCOME FUND

EUROPACIFIC GROWTH FUND                         -          -        -          -          -

FUNDAMENTAL INVESTORS                           -          -        -          -          -

GROWTH FUND OF AMERICA                          -          -        -          -          -

INCOME FUND OF AMERICA                          -          -        -          -          -

INVESTMENT COMPANY OF AMERICA                   -          -        -          -          -

NEW ECONOMY FUND                                -          -        -          -          -

NEW PERSPECTIVE FUND                            -          -        -          -          -

NEW WORLD FUND                                  -          -        -          -          -

SMALLCAP WORLD FUND                             -          -        -          -          -

WASHINGTON MUTUAL INVESTORS FUND                -          -        -          -          -



CATEGORY 2

AMERICAN HIGH-INCOME TRUST                      -          -        -          -          -

AMERICAN HIGH-INCOME MUNICIPAL                  NA         NA       NA         NA         NA
BOND FUND

BOND FUND OF AMERICA                            -          -        -          -          -

CAPITAL WORLD BOND FUND                         -          -        -          -          -

INTERMEDIATE BOND FUND OF AMERICA               -          -        -          -          -

LIMITED TERM TAX-EXEMPT                         NA         NA       NA         NA         NA
BOND FUND OF AMERICA

TAX-EXEMPT BOND FUND OF AMERICA                 NA         NA       NA         NA         NA

TAX-EXEMPT FUND OF CALIFORNIA                   NA         NA       NA         NA         NA

TAX-EXEMPT FUND OF MARYLAND                     NA         NA       NA         NA         NA

TAX-EXEMPT FUND OF VIRGINIA                     NA         NA       NA         NA         NA

U.S. GOVERNMENT SECURITIES FUND                 -          -        -          -          -



CATEGORY 3

CASH MANAGEMENT TRUST OF AMERICA                -          -        -          -          -

TAX-EXEMPT MONEY FUND OF AMERICA                NA         NA       NA         NA         NA

U.S. TREASURY MONEY FUND OF AMERICA             -          -        -          -          -



NOTES AND SYMBOLS

CLASS F AND CLASS 529-F SHARES ARE AVAILABLE PURSUANT TO A SEPARATE AGREEMENT.
- SHARE CLASS IS AVAILABLE.
 X SHARE CLASS IS AVAILABLE FOR EXCHANGES ONLY.
 NA SHARE CLASS IS NOT AVAILABLE.


[logo - American Funds (sm)]

AMERICAN FUNDS DISTRIBUTORS, INC.
333 South Hope Street
Los Angeles, California 90071
Telephone 800/421-9900, ext. 4


Form of bank selling group agreement

Ladies and Gentlemen:

We have entered into a principal underwriting agreement with each Fund in The American Funds Group (Funds) under which we are appointed exclusive agent for the sale of shares. You have indicated that you wish to act as agent for your customers in connection with the purchase, sale and redemption of shares of the Funds as are qualified for sale in your state. We agree to honor your request, subject to the terms set forth below. In addition, we are the distributor of CollegeAmerica (Program), a college savings program as described in Section 529 of the Internal Revenue Code.

1. AUTHORIZATION

In placing orders for the purchase and sale of shares of the Funds, you will be acting as agent for your customers. We shall execute transactions for each of your customers only upon your authorization, at the regular public price currently determined by the respective Funds in the manner described in their offering Prospectuses. The offering Prospectuses and this Agreement set forth the terms applicable to sales of shares of the Funds through you and all other representations or documents are subordinate. You understand that Class 529 shares of the Funds are available only as underlying investments through the Program.

2. COMPENSATION ON SALES OF CLASS A SHARES AND CLASS 529-A SHARES

a. On each purchase order for Class A shares and Class 529-A shares of Funds listed in Category 1 on the attached Schedule A that is accepted by us and for which you are responsible, you will be paid compensation as follows:

PURCHASES                                COMPENSATION AS       SALES CHARGE
                                         PERCENTAGE OF         AS PERCENTAGE
                                         OFFERING PRICE        OF OFFERING PRICE

Less than $25,000                        5.00%                 5.75%

$25,000 but less than $50,000            4.25%                 5.00%

$50,000 but less than $100,000           3.75%                 4.50%

$100,000 but less than $250,000          2.75%                 3.50%

$250,000 but less than $500,000          2.00%                 2.50%

$500,000 but less than $750,000          1.60%                 2.00%

$750,000 but less than                   1.20%                 1.50%
$1,000,000

$1,000,000 or more                       See below             None


B. On each purchase order for Class A shares and Class 529-A shares of Funds listed in Category 2 on the attached Schedule A that is accepted by us and for which you are responsible, you will be paid the same compensation indicated above except as follows:

PURCHASES                                COMPENSATION AS       SALES CHARGE
                                         PERCENTAGE OF         AS PERCENTAGE
                                         OFFERING PRICE        OF OFFERING PRICE

Less than $100,000                       3.00%                 3.75%


C.For purchase orders of Class A shares and Class 529-A shares for which you are responsible, a) amounting to $1 million or more, b) made to employer-sponsored defined contribution-type retirement plans that qualify to invest at net asset value under the terms of the Fund Prospectuses, or c) made at net asset value to endowments and foundations with assets of $50 million or more, you will be paid compensation of 1.00% on sales to $4 million, plus 0.50% on amounts over $4 million up to $10 million, plus 0.25% on amounts over $10 million. No compensation is paid on any other sales of shares at net asset value, except that compensation may be paid on sales of fund shares to accounts managed by affiliates of The Capital Group Companies, Inc. as set forth in this Agreement. Sales of shares of Washington Mutual Investors Fund below $1 million made in connection with certain accounts established before September 1, 1969 are subject to reduced compensation and sales charges as described in the Washington Mutual Investors Fund Prospectus. With respect to sales of shares of any tax-exempt fund, the compensation schedule for sales of shares to endowments and foundations or retirement plans of organizations with assets of $50 million or more is inapplicable. The schedules of sales charges above apply to single purchases, concurrent purchases of two or more of the Funds (except those listed in Category 3 on the attached Schedule A), and purchases made under a statement of intention and pursuant to the right of accumulation, both of which are described in the Prospectuses.

D. On each purchase order for Class A shares and Class 529-A shares of Funds listed in Category 3 on the attached Schedule A, no compensation will be paid.

3. COMPENSATION ON SALES OF CLASS B SHARES AND CLASS 529-B SHARES

A.On purchase orders for Class B shares and Class 529-B shares of Funds listed in Category 1 and Category 2 on the attached Schedule A that are accepted by us and for which you are responsible, you will be paid:

- compensation of 3.75% of the amount invested, plus
- an immediate service fee of 0.25% of the amount invested.

B. On purchase orders for Class B shares and Class 529-B shares of Funds listed in Category 3 on the attached Schedule A, no compensation will be paid.

4. ONGOING SERVICE FEES FOR CLASS A, CLASS 529-A, CLASS B AND CLASS 529-B
SHARES

We are also authorized to pay you continuing service fees each quarter with respect to the Class A, Class 529-A, Class B and Class 529-B shares of all the Funds to compensate you for providing certain services to your clients, subject to your compliance with the following terms, which may be revised by us from time to time. Your eligibility to continue receiving this compensation will be evaluated periodically, and your failure to comply with the terms below may result in our discontinuing service fee payments to you. Initial qualification does not assure continued participation, and this service fee program may be amended or terminated by us at any time as indicated below.

A. You agree to cooperate as requested with programs that we provide to enhance shareholder service. You also agree to assume an active role in providing shareholder services such as processing purchase and redemption transactions, establishing shareholder accounts, and providing certain information and assistance with respect to the Funds. Redemption levels of shareholder accounts assigned to you will be considered in evaluating your continued participation in this service fee program.

 B. You agree to support our marketing efforts by granting reasonable requests for visits to your offices by our wholesalers and, to the extent applicable, by including all Funds covered by this Agreement on your "approved" list.

C. You agree to assign an individual to each shareholder account on your books and to reassign the account should that individual no longer be assigned to the account. You agree to instruct each such individual to regularly contact shareholders having accounts so assigned.

D. You agree to pass through either directly or indirectly to the individual(s) assigned to such accounts a share of the service fees paid to you pursuant to this Agreement. You recognize that the service fee is intended to compensate the individual for providing, and encourage the individual to continue to provide, service to the account holder.

E. You acknowledge that (i) all service fee payments are subject to the limitations contained in each Fund's Plan of Distribution and may be varied or discontinued at any time, (ii) in order to receive a service fee for a particular quarter, the fee must amount to at least $100, and (iii) no service fees will be paid on shares purchased under the net asset value purchase privilege as described in the Funds' statements of additional information.

F. On Class A, Class 529-A, Class B and Class 529-B shares of Funds listed in Category 1 and Category 2 on the attached Schedule A, we will pay you a quarterly service fee at the following annual rates, based on the average daily net asset value of Class A, Class 529-A, Class B and Class 529-B shares, respectively, that have been invested for 12 months and are held in an account assigned to you at the end of the quarter for which payment is made:

 ANNUAL SERVICE FEE RATE
Shares with a first anniversary of purchase before 7-1-88*       0.15%
Shares with a first anniversary of purchase on or after 7-1-88   0.25%
Shares of state-specific tax-exempt funds                        0.25%

G. On Class A, Class 529-A, Class B and Class 529-B shares of Funds listed in Category 3 on the attached Schedule A, we will pay you a quarterly service fee at the following annual rates, based on the average daily net asset value of Class A, Class 529-A, Class B and Class 529-B shares, respectively, that have been invested for 12 months and are held in an account assigned to you at the end of the quarter for which payment is made:

 ANNUAL SERVICE FEE RATE
All Shares 0.15%

5. COMPENSATION ON SALES OF CLASS C SHARES AND CLASS 529-C SHARES

A. On purchase orders for Class C shares and Class 529-C shares of Funds listed in Category 1 and Category 2 on the attached Schedule A that are accepted by us and for which you are responsible, we will pay you:

- compensation of 0.75% of the amount invested, plus
- an immediate service fee of 0.25% of the amount invested.

B. In addition, we will pay you ongoing compensation on a quarterly basis at the annual rate of 1.00% of the average daily net asset value of Class C shares and Class 529-C shares of Funds listed in Category 1, Category 2 and Category 3 on the attached Schedule A that have been invested for 12 months and are held in an account assigned to you at the end of the quarter for which payment is made. The payment of this ongoing compensation is subject to the limitations contained in each Fund's Plan of Distribution and may be varied or discontinued at any time.

*Except U.S. Government Securities Fund, which pays service fees at the 0.25% rate on all shares held at least 12 months

6. COMPENSATION ON SALES OF CLASS 529-E SHARES

We will pay you ongoing compensation on a quarterly basis at the annual rate of 0.50% of the average daily net asset value of Class 529-E shares of Funds listed in Category 1, Category 2 and Category 3 on the attached Schedule A that are held in an account assigned to you at the end of the quarter for which payment is made. The payment of this ongoing compensation is subject to the limitations contained in each Fund's Plan of Distribution and may be varied or discontinued at any time.

7. RETIREMENT PLAN SHARE CLASSES (R SHARES) AND ACCOUNT OPTIONS (FOR RETIREMENT PLANS ONLY)

A. We will pay you ongoing compensation on a quarterly basis, at the applicable annual rate set forth below, of the average daily net asset value of R shares of Funds listed in Category 1, Category 2 and Category 3 on the attached Schedule A that are held in a retirement plan (Plan) account assigned to you at the end of the quarter for which payment is made. The payment of this ongoing compensation is subject to the limitations contained in each Fund's Plan of Distribution and may be varied or discontinued at any time. We expect that you will maintain one account for each of your Plan customers on the books of the Funds.

R SHARE CLASS                                ANNUAL COMPENSATION RATE

Class R-1                                    1.00%

Class R-2                                    0.75%

Class R-3                                    0.50%

Class R-4                                    0.25%

Class R-5                                    No compensation paid


B. If you hold Plan accounts in an omnibus account (I.E., multiple Plans in one account on the books of the Funds), Plans that are added to the omnibus account after May 15, 2002 may invest only in R shares, and you must execute an Omnibus Addendum to the Selling Group Agreement, which you can obtain by calling our Dealer Support department, extension 34222.

8. ORDER PROCESSING

Any order by you for the purchase of shares of the respective Funds through us shall be accepted at the time when it is received by us (or any clearinghouse agency that we may designate from time to time), and at the offering and sale price next determined, unless rejected by us or the respective Funds. In addition to the right to reject any order, the Funds have reserved the right to withhold shares from sale temporarily or permanently. We will not accept any order from you that is placed on a conditional basis or subject to any delay or contingency prior to execution. The procedure relating to the handling of orders shall be subject to instructions that we shall forward from time to time to all members of the Selling Group. The shares purchased will be issued by the respective Funds only against receipt of the purchase price, in collected New York or Los Angeles Clearing House funds subject to deduction of all compensation on such sale (reallowance of any compensation to which you are entitled on purchases at net asset value will be paid through our direct purchase compensation system). If payment for the shares purchased is not received within three days after the date of confirmation the sale may be cancelled forthwith, by us or by the respective Funds, without any responsibility or liability on our part or on the part of the Funds, and we and/or the respective Funds may hold you responsible for any loss, expense, liability or damage, including loss of profit suffered by us and/or the respective Funds resulting from your delay or failure to make payment as aforesaid.

9. TIMELINESS OF SUBMITTING ORDERS

You are obliged to date and indicate the time of receipt of all orders you receive from your customers and to transmit promptly all orders to us in time to provide for processing at the price next determined after receipt by you, in accordance with the Prospectuses. You are not to withhold placing with us orders received from any customers for the purchase of shares. You shall not purchase shares through us except for the purpose of covering purchase orders already received by you, or for your bona fide investment.

10. REPURCHASE OF SHARES

If any share is repurchased by any of the Funds or is tendered thereto for redemption within seven business days after confirmation by us of the original purchase order from you for such security, you shall forthwith refund to us the full compensation paid to you on the original sale.

11. PROCESSING REDEMPTION REQUESTS

You shall not purchase any share of any of the Funds from a record holder at a price lower than the net asset value next determined by or for the Funds' shares. You shall, however, be permitted to sell any shares for the account of a shareholder of the Funds at the net asset value currently quoted by or for the Funds' shares, and may charge a fair service fee for handling the transaction provided you disclose the fee to the record owner.

12. PROSPECTUSES AND MARKETING MATERIALS

We shall furnish you without charge reasonable quantities of offering Prospectuses (including any supplements currently in effect) current shareholder reports of the Funds, and sales materials issued by us from time to time. In the purchase of shares through us, you are entitled to rely only on the information contained in the offering Prospectus(es). You may not publish any advertisement or distribute sales literature or other written material to the public that makes reference to us or any of the Funds (except material that we furnished to you) without our prior written approval.

13. EFFECT OF PROSPECTUS

This Agreement is in all respects subject to statements regarding the sale and repurchase or redemption of shares made in offering Prospectuses of the Funds, which shall control and override any provision to the contrary in this Agreement.

14. RELATIONSHIP OF PARTIES

You shall make available shares of the Funds only through us. In no transaction (whether of purchase or sale) shall you have any authority to act as agent for, partner of, or participant in a joint venture with us or with the Funds or any other entity having either a Bank Selling Group Agreement or other Agreement with us.

15. STATE SECURITIES QUALIFICATION

We act solely as agent for the Funds and are not responsible for qualifying the Funds or their shares for sale in any jurisdiction. Upon written request we will provide you with a list of the jurisdictions in which the Funds or their shares are qualified for sale. We also are not responsible for the issuance, form, validity, enforceability or value of Fund shares.

16. REPRESENTATIONS

A. You represent that (1) you are (a) a properly registered or licensed broker or dealer under applicable federal and state securities laws and regulations, a member of the National Association of Securities Dealers, Inc. (NASD), and your membership with the NASD is not currently suspended or terminated or (b) a "bank" as defined in Section 3(a)(6) of the Securities Exchange Act of 1934 (or other financial institution) and not otherwise required to register as a broker or dealer under such Act or any state laws; (2) you are complying with and will continue to comply with all applicable federal and state laws, rules and regulations; and (3) to the extent you offer any Class 529 shares, you are permitted by applicable law to offer such shares. You agree to notify us immediately if any of the foregoing representations is no longer true to a material extent. You also agree that, if you are a bank or other financial institution as set forth above, you will comply with the applicable rules of the NASD, that you will maintain adequate records with respect to your customers and their transactions, and that such transactions will be without recourse against you by your customers. We recognize that, in addition to applicable provisions of state and federal securities laws, you may be subject to the provisions of other laws governing, among other things, the conduct of activities by federal and state-chartered and supervised financial institutions and their affiliated organizations. Because you will be the only entity having a direct relationship with the customer in connection with securities purchases hereunder, you will be responsible in that relationship for insuring compliance with all applicable federal and state laws, rules and regulations relating to securities purchases hereunder.

B. We represent that (a) we are acting as an underwriter within the meaning of the applicable rules of the NASD and are complying with and will continue to comply with all applicable federal and state laws, rules and regulations, (b) we are a member of the NASD and (c) our membership with the NASD is not currently suspended or terminated. We agree to notify you immediately if any of the foregoing representations is no longer true to a material extent.

17. CONFIDENTIALITY

Each party to this Agreement agrees to maintain all information received from the other party pursuant to this Agreement in confidence, and each party agrees not to use any such information for any purpose, or disclose any such information to any person, except as permitted by applicable laws, rules and regulations. This provision shall survive the termination of this Agreement.

18. TERMINATION

Either of us may cancel this Agreement at any time by written notice to the other.

19. NOTICES

All communications to us should be sent to the above address. Any notice to you shall be duly given if mailed or sent by overnight courier to you at the address specified by you below.

                 *          *          *          *          *

Execute this Agreement in duplicate and return one of the duplicate originals to us for our file. This Agreement (i) may be amended by notification from us and orders received following such notification shall be deemed to be an acceptance of any such amendment and (ii) shall be construed in accordance with the laws of the State of California.

Very truly yours,

American Funds Distributors, Inc.
 By
 Kevin G. Clifford
 President
 Accepted
  Firm


 By

  Print Name _____________________________________

  Title __________________________________________


 Address:

 Date:
 Schedule A
May 15, 2002
(supersedes Schedule A dated January 1, 2002)

                                         A         B          C        529-A       529-B       529-C      529-E

CATEGORY 1

AMCAP Fund                               -         -          -        -           -           -          -

American Balanced Fund                   -         -          -        -           -           -          -

American Mutual Fund                     -         -          -        -           -           -          -

Capital Income Builder                   -         -          -        -           -           -          -

Capital World Growth                     -         -          -        -           -           -          -
and Income Fund

EuroPacific Growth Fund                  -         -          -        -           -           -          -

Fundamental Investors                    -         -          -        -           -           -          -

Growth Fund of America                   -         -          -        -           -           -          -

Income Fund of America                   -         -          -        -           -           -          -

Investment Company of America            -         -          -        -           -           -          -

New Economy Fund                         -         -          -        -           -           -          -

New Perspective Fund                     -         -          -        -           -           -          -

New World Fund                           -         -          -        -           -           -          -

SMALLCAP World Fund                      -         -          -        -           -           -          -

Washington Mutual Investors Fund         -         -          -        -           -           -          -



CATEGORY 2

American High-Income Trust               -         -          -        -           -           -          -

American High-Income                     -         -          -        na          na          na         na
Municipal Bond
Fund

Bond Fund of America                     -         -          -        -           -           -          -

Capital World Bond Fund                  -         -          -        -           -           -          -

Intermediate Bond Fund of America        -         -          -        -           -           -          -

Limited Term Tax-Exempt                  -         -          -        na          na          na         na
Bond Fund of
America

Tax-Exempt Bond Fund of America          -         -          -        na          na          na         na

Tax-Exempt Fund of California            -         -          -        na          na          na         na

Tax-Exempt Fund of Maryland              -         -          -        na          na          na         na

Tax-Exempt Fund of Virginia              -         -          -        na          na          na         na

U.S. Government Securities Fund          -         -          -        -           -           -          -



CATEGORY 3

Cash Management Trust of America         -         X          X        -           X           X          -

Tax-Exempt Money Fund of America         -         na         na       na          na          na         na

U.S. Treasury Money                      -         na         na       na          na          na         na
Fund of America



                                         R-1       R-2        R-3      R-4         R-5

CATEGORY 1

AMCAP Fund                               -         -          -        -           -

American Balanced Fund                   -         -          -        -           -

American Mutual Fund                     -         -          -        -           -

Capital Income Builder                   -         -          -        -           -

Capital World Growth                     -         -          -        -           -
and Income Fund

EuroPacific Growth Fund                  -         -          -        -           -

Fundamental Investors                    -         -          -        -           -

Growth Fund of America                   -         -          -        -           -

Income Fund of America                   -         -          -        -           -

Investment Company of America            -         -          -        -           -

New Economy Fund                         -         -          -        -           -

New Perspective Fund                     -         -          -        -           -

New World Fund                           -         -          -        -           -

SMALLCAP World Fund                      -         -          -        -           -

Washington Mutual Investors Fund         -         -          -        -           -



CATEGORY 2

American High-Income Trust               -         -          -        -           -

American High-Income                     na        na         na       na          na
Municipal Bond
Fund

Bond Fund of America                     -         -          -        -           -

Capital World Bond Fund                  -         -          -        -           -

Intermediate Bond Fund of America        -         -          -        -           -

Limited Term Tax-Exempt                  na        na         na       na          na
Bond Fund of
America

Tax-Exempt Bond Fund of America          na        na         na       na          na

Tax-Exempt Fund of California            na        na         na       na          na

Tax-Exempt Fund of Maryland              na        na         na       na          na

Tax-Exempt Fund of Virginia              na        na         na       na          na

U.S. Government Securities Fund          -         -          -        -           -



CATEGORY 3

Cash Management Trust of America         -         -          -        -           -

Tax-Exempt Money Fund of America         na        na         na       na          na

U.S. Treasury Money                      -         -          -        -           -
Fund of America




NOTES AND SYMBOLS

CLASS F AND CLASS 529-F SHARES ARE AVAILABLE PURSUANT TO A SEPARATE AGREEMENT.

- SHARE CLASS IS AVAILABLE.
 X SHARE CLASS IS AVAILABLE FOR EXCHANGES ONLY.
 na SHARE CLASS IS NOT AVAILABLE.


[LOGO - AMERICAN FUNDS (SM)]

AMERICAN FUNDS DISTRIBUTORS, INC.
333 South Hope Street
Los Angeles, California 90071
Telephone 800/421-9900, ext. 4

Form of omnibus addendum to the
Selling group agreement
(for retirement plan share classes (R shares) only)


Ladies and Gentlemen:

This Omnibus Addendum (Addendum) to the Selling Group Agreement (Agreement/1/) into which we previously entered is made by and between you and American Funds Distributors, Inc. as of the date indicated below. This Addendum constitutes the agreement between you and us in respect of your holding retirement plan
(Plan) accounts in an omnibus account on the books of the Funds. All terms of the Agreement and of addenda to the Agreement dated on or prior to the date of this Addendum continue in full force and effect. If any provision of the Agreement or any addenda to the Agreement is inconsistent with this Addendum, this Addendum shall supersede such other provisions.

 REQUIREMENTS TO MAINTAIN RETIREMENT PLAN OMNIBUS ACCOUNTS

A. In order for you to hold Plan accounts in an omnibus account on the books of the Funds, you agree to provide us with the following information, current as of the end of each calendar month, and in a manner and format satisfactory to us, for each Plan account in the omnibus account within fifteen (15) calendar days following the end of such month:

1. Plan's name

2. Selling representative's name

3. Selling representative's number

4. Selling representative's street address, city, state and zip code

5. Selling representative's branch number

6. Name of selling representative's affiliated firm

7. Dollar amount of investments to American Funds during the month (Include investments from mapped takeover assets, participant contributions and employer contributions. Do not include participant-initiated transactions that result in (i) asset movement between American Funds or (ii) investments to American Funds from other mutual fund families.)

8. Dollar amount of redemptions from American Funds during the month (Include redemptions or distributions due to a participant's separation of service or the removal of an American Fund as an investment option within the Plan. Do not include participant-initiated transactions that result in (i) asset movement between American Funds or (ii) asset movement from American Funds to other mutual fund families.)

Please note that if you are an institution that conducts retirement plan business through only one branch and has no representatives (such as a bank), then you are required to provide only the information listed in items 1, 7 and 8 above.

/1/ Agreement means the Selling Group Agreement, Bank Selling Group Agreement, or Institutional Selling Group Agreement, as the case may be, into which we previously entered.

B. If you provide third parties with trading or clearing services, you may not give such third parties access to the Funds without our written consent.
Should you hold Plan accounts in an omnibus account, failure to comply with the requirements set forth above will constitute a breach of the Agreement, thereby giving us the right to terminate the Agreement.

                 *          *          *          *          *

Execute this Addendum in duplicate and return one of the duplicate originals to us for our file. This Addendum (i) may be amended by notification from us and orders received following such notification shall be deemed to be an acceptance of any such amendment and (ii) shall be construed in accordance with the laws of the State of California.

Very truly yours,

American Funds Distributors, Inc.
 By
 Kevin G. Clifford
 President
 Accepted
 Firm
 By
 Officer or Partner
 Address:
 Date:


[logo - American Funds Distributors (r)]

AMERICAN FUNDS DISTRIBUTORS
333 South Hope Street
Los Angeles, California 90071
Telephone 800/421-9900, ext. 4

INSTITUTIONAL SELLING GROUP AGREEMENT

Ladies and Gentlemen:

 We have entered into a principal underwriting agreement with each Fund in The American Funds Group (Funds) under which we are appointed exclusive agent for the sale of shares. You have indicated that you wish to act as agent for your customers in connection with the purchase, sale and redemption of shares of the Funds as are qualified for sale in your state. We agree to honor your request, subject to the terms of this Selling Group Agreement (Agreement) set forth below.

1. AUTHORIZATION

 As a member of a group of firms authorized to make shares of the Funds available to institutional customers (Selling Group), you will make shares of the Funds available only to retirement plans of entities that have retirement plan assets of at least $50 million (Plans). In placing orders for the purchase and sale of shares of the Funds, you will be acting as agent for your customers. We shall execute transactions for each of your customers only upon your authorization, at the regular public price currently determined by the respective Funds in the manner described in their offering prospectuses (Prospectuses). This Agreement on your part runs to us and to the respective Funds and is for the benefit of and enforceable by each. The offering Prospectuses and this Agreement set forth the terms applicable to sales of shares of the Funds through you and all other representations or documents are subordinate.

2. COMPENSATION ON CLASS A SHARES

 In consideration of your acting as agent for your customers in connection with the purchase and redemption of Fund shares and to compensate you for providing certain services to your customers, we will pay you compensation as described below, subject to your compliance with the following terms. Your eligibility to continue receiving this compensation will be evaluated periodically, and your failure to comply with the terms below may result in our discontinuing ongoing payments to you. Initial qualification does not assure continued participation, and the payment of this compensation is subject to the limitations contained in each Fund's Plan of Distribution and may be varied or discontinued by us at any time.
a. You agree to cooperate as requested with programs that we provide to enhance shareholder service. You also agree to assume an active role in providing shareholder services such as processing purchase and redemption transactions, establishing shareholder accounts, and providing certain information and assistance with respect to the Funds.
May 2002

b. You agree to support our marketing efforts by granting reasonable requests for visits to your offices by our wholesalers and, to the extent applicable, by including all Funds covered by this Agreement on your "approved" list.

c. You agree to assign an individual to each Plan account on your books and to reassign the account should that individual no longer be assigned to the account. You agree to instruct each such individual to regularly contact shareholders having accounts so assigned.

d. You agree to pass through either directly or indirectly to the individual(s) assigned to such accounts a share of the compensation paid to you pursuant to this Agreement. You recognize that payments under this Agreement are intended to compensate the individual for providing, and encourage the individual to continue to provide, service to the account holder.

e. You acknowledge that (i) all compensation is subject to the limitations contained in each Fund's Plan of Distribution and may be varied or discontinued at any time, (ii) in order to receive a payment for a particular month, the payment must amount to at least $100, and (iii) no compensation will be paid on shares purchased under the net asset value purchase privilege as described in the Funds' statements of additional information.

f. You will be paid a monthly fee in respect of Class A shares of Funds held in accounts that are assigned to you. The fee shall be the product of the average daily net asset value of Class A shares of Funds in Category 1 and Category 2 on the attached Schedule A held in such accounts for the applicable month multiplied by one-twelfth of 0.25%. The rate for Class A shares of Funds in Category 3 on the attached Schedule A shall be one-twelfth of 0.15%.

3. RETIREMENT PLAN SHARE CLASSES (R SHARES) AND ACCOUNT OPTIONS (FOR RETIREMENT PLANS ONLY)

a. We will pay you ongoing compensation on a quarterly basis, at the applicable annual rate set forth below, of the average daily net asset value of R shares of Funds listed in Category 1, Category 2 and Category 3 on the attached Schedule A that are held in a Plan account assigned to you at the end of the quarter for which payment is made. The payment of this ongoing compensation is subject to the limitations contained in each Fund's Plan of Distribution and may be varied or discontinued at any time. We expect that you will maintain one account for each of your Plan customers on the books of the Funds.

R SHARE CLASS                           ANNUAL COMPENSATION RATE

Class R-1                               1.00%

Class R-2                               0.75%

Class R-3                               0.50%

Class R-4                               0.25%

Class R-5                               No compensation paid


b. If you hold Plan accounts in an omnibus account (I.E., multiple Plans in one account on the books of the Funds), Plans that are added to the omnibus account after May 15, 2002 may invest only in R shares, and you must execute an Omnibus Addendum to the Selling Group Agreement, which you can obtain by calling our Dealer Support department, extension 34222.

4. ORDER PROCESSING

 Any order by you for the purchase of shares of the respective Funds through us shall be accepted at the time when it is received by us (or any clearinghouse agency that we may designate from time to time), and at the offering and sale price next determined, unless rejected by us or the respective Funds. In addition to the right to reject any order, the Funds have reserved the right to withhold shares from sale temporarily or permanently. We will not accept any order from you that is placed on a conditional basis or subject to any delay or contingency prior to execution. The procedure relating to the handling of orders shall be subject to instructions that we shall forward from time to time to all members of the Selling Group. The shares purchased will be issued by the respective Funds only against receipt of the purchase price, in collected New York or Los Angeles Clearing House funds. If payment for the shares purchased is not received within three days after the date of confirmation the sale may be cancelled forthwith, by us or by the respective Funds, without any responsibility or liability on our part or on the part of the Funds, and we and/or the respective Funds may hold you responsible for any loss, expense, liability or damage, including loss of profit suffered by us and/or the respective Funds, resulting from your delay or failure to make payment as aforesaid. If this section conflicts with provisions of any operational agreement you have with any of our affiliates, such operational agreement shall control.

5. TIMELINESS OF SUBMITTING ORDERS

 You are obliged to date and indicate the time of receipt of all orders you receive from your customers and to transmit promptly all orders to us in time to provide for processing at the price next determined after receipt by you, in accordance with the Prospectuses. You are not to withhold placing with us orders received from any customers for the purchase of shares. You shall not purchase shares through us except for the purpose of covering purchase orders already received by you, or for your bona fide investment.

6. REPURCHASE OF SHARES

 If any share is repurchased by any of the Funds or is tendered thereto for redemption within seven business days after confirmation by us of the original purchase order from you for such security, you shall forthwith refund to us the full compensation paid to you on the original sale.

7. PROCESSING REDEMPTION REQUESTS

 You shall not purchase any share of any of the Funds from a record holder at a price lower than the net asset value next determined by or for the Funds' shares. You shall, however, be permitted to sell any shares for the account of a shareholder of the Funds at the net asset value currently quoted by or for the Funds' shares, and may charge a fair service fee for handling the transaction provided you disclose the fee to the record owner.

8. PROSPECTUSES AND MARKETING MATERIALS

 We shall furnish you without charge reasonable quantities of offering Prospectuses (including any supplements currently in effect), current shareholder reports of the Funds, and sales materials issued by us from time to time. In the purchase of shares through us, you are entitled to rely only on the information contained in the offering Prospectus(es). You may not publish any advertisement or distribute sales literature or other written material to the public that makes reference to us or any of the Funds (except material that we furnished to you) without our prior written approval.

9. EFFECT OF PROSPECTUS

 This Agreement is in all respects subject to statements regarding the sale and repurchase or redemption of shares made in offering Prospectuses of the Funds, which shall control and override any provision to the contrary in this Agreement.

10. RELATIONSHIP OF PARTIES

 You shall make available shares of the Funds only through us. In no transaction (whether of purchase or sale) shall you have any authority to act as agent for, partner of, or participant in a joint venture with us or with the Funds or any other entity having either a Selling Group Agreement or other agreement with us.

11. STATE SECURITIES QUALIFICATION

 We act solely as agent for the Funds and are not responsible for qualifying the Funds or their shares for sale in any jurisdiction. Upon written request we will provide you with a list of the jurisdictions in which the Funds or their shares are qualified for sale. We also are not responsible for the issuance, form, validity, enforceability or value of Fund shares.

12. REPRESENTATIONS

a. You represent that you are (a) a properly registered or licensed broker or dealer under applicable federal and state securities laws and regulations and are complying with and will continue to comply with all applicable federal and state laws, rules and regulations; a member of the National Association of Securities Dealers, Inc. (NASD); and your membership with the NASD is not currently suspended or terminated; or (b) a "bank" as defined in Section 3(a)(6) of the Securities Exchange Act of 1934 (or other financial institution) and not otherwise required to register as a broker or dealer under such Act or any state laws. You agree to notify us immediately in writing if any of the foregoing representations ceases to be true to a material extent. You also agree that, if you are a bank or other financial institution as set forth above, you will comply with the applicable rules of the NASD, that you will maintain adequate records with respect to your customers and their transactions, and that such transactions will be without recourse against you by your customers. We recognize that, in addition to applicable provisions of state and federal securities laws, you may be subject to the provisions of other laws governing, among other things, the conduct of activities by federal- and state-chartered and supervised financial institutions and their affiliated organizations. Because you will be the only entity having a direct relationship with the customer in connection with securities purchases hereunder, you will be responsible in that relationship for ensuring compliance with all applicable federal and state laws, rules and regulations relating to securities purchases hereunder.

b. We represent that (a) we are acting as an underwriter within the meaning of the applicable rules of the NASD and are complying with and will continue to comply with all applicable federal and state laws, rules and regulations, (b) we are a member of the NASD and (c) our membership with the NASD is not
currently suspended or terminated.   We agree to notify you immediately in
writing if any of the foregoing representations ceases to be true to a material extent.

13. CONFIDENTIALITY

 Each party to this Agreement agrees to maintain all information received from the other party pursuant to this Agreement in confidence, and each party agrees not to use any such information for any purpose, or disclose any such information to any person, except as permitted by applicable laws, rules and regulations. This provision shall survive the termination of this Agreement.

14. TERMINATION

 Either of us may cancel this Agreement at any time by written notice to the other.

15. NOTICES

 All communications to us should be sent to the above address. Any notice to you shall be duly given if mailed or sent by overnight courier to you at the address specified by you below.

                  *          *         *         *          *

 Execute this Agreement in duplicate and return one of the duplicate originals to us for our file. This Agreement (i) may be amended by notification from us and orders received following such notification shall be deemed to be an acceptance of any such amendment and (ii) shall be construed in accordance with the laws of the State of California.

Accepted:
 Firm
By
Officer or Partner
___________________________________
Print Name
___________________________________
Title

Very truly yours,

AMERICAN FUNDS DISTRIBUTORS, INC.
By
Kevin G. Clifford
President
Address:
Date:


     SCHEDULE A
January 15, 2001
(supersedes Schedule A dated
May 3, 1999)

CATEGORY 1                                   CATEGORY 2

AMCAP FUND
                                             AMCAP FUND

AMERICAN BALANCED FUND                       BOND FUND OF AMERICA

AMERICAN MUTUAL FUND                         CAPITAL WORLD BOND FUND

CAPITAL INCOME BUILDER                       INTERMEDIATE BOND FUND OF AMERICA

CAPITAL WORLD GROWTH AND INCOME FUND         U.S. GOVERNMENT SECURITIES FUND

EUROPACIFIC GROWTH FUND

FUNDAMENTAL INVESTORS

GROWTH FUND OF AMERICA

INCOME FUND OF AMERICA

INVESTMENT COMPANY OF AMERICA

NEW ECONOMY FUND

NEW PERSPECTIVE FUND

NEW WORLD FUND

SMALLCAP WORLD FUND

WASHINGTON MUTUAL INVESTORS FUND

CATEGORY 3

Cash Management Trust of America

U.S. Treasury Money Fund of America
